UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Elizabeth Arden, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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REVLON | Elizabeth Arden NEW YORK

ONE IN BEAUTY

REVLON
REVLON COLORSTAY
REVLON
prevage
Elizabeth Arden

1 Investor Call June 2016

2

Forward Looking Statements
Statements made in this presentation that are not historical facts, including statements about Revlon’s and Elizabeth Arden’s plans, projected financial results and liquidity, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for Revlon’s and Elizabeth Arden’s ongoing obligations under the U.S. federal securities laws, neither Revlon nor
Elizabeth Arden undertakes any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition;
changes in results of operations and liquidity, changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or
other circumstances, conditions, developments or events arising after the date of this presentation. Revlon is providing the financial guidance in this presentation to provide investors with certain useful information to assist them with evaluating the acquisition. This information should not be considered in isolation or as a substitute for Revlon’s and
Elizabeth Arden’s respective as reported financial results prepared in accordance with US GAAP. This guidance should be read in conjunction with Revlon’s and Elizabeth Arden’s respective financial statements and related footnotes filed with the SEC. Neither Revlon nor Elizabeth Arden expect to continue to provide financial guidance other than in connection with the pending acquisition and disclaim any obligation to update such information, as noted above.
The forward-looking statements in this presentation include, without limitation, Revlon’s or Elizabeth Arden’s beliefs, expectations, guidance, focus and/or plans regarding future events, including, without limitation the following: (i) Revlon’s and Elizabeth Arden’s plans to consummate the acquisition and the related financing transactions, as well as the terms and conditions of such transactions, and as to the timing thereof; (ii) the expected strategic and financial benefits of such transactions, including, without limitation, the anticipated synergies and cost reductions; and (iii) the Company’s guidance for 2016, including that for 2016, on a standalone constant currency basis, without taking into account the pending acquisition, Revlon expects to generate net sales between $2.0 billion and $2.1 billion, implying a high single-digit growth rate, and between $400 million and $420 million in Adjusted EBITDA; and that for the twelve months ending December 31, 2016, the combined company would be expected to have annualized net sales of approximately $3 billion and, assuming full realization of approximately $140 million of expected multi-year synergies and cost reductions, Adjusted EBITDA of approximately
$560 million; and that by the end of 2016 combined company Net Debt/Adjusted EBITDA is expected to be 4.2x. Actual results may differ materially from such forward-looking statements for a number of reasons, including as a result of the risks described and other items Revlon’s or Elizabeth Arden’s filings with the SEC, including Revlon’s and
Elizabeth Arden’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2015 and 2016 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com or on Elizabeth Arden’s website at
http://corporate.elizabetharden.com, as applicable).
Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: (i)
the acquisition not being timely completed, if completed at all; (ii) risks associated with the financing of the transaction; (iii) prior to the completion of the acquisition, Revlon’s or the Elizabeth Arden’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; (iv) the parties being unable to successfully implement integration strategies or realize the anticipated benefits of the acquisition, including the possibility that the expected synergies and cost reductions from the proposed acquisition will not be realized or will not be realized within the expected time period; and/or (v) difficulties with, delays in or the inability to achieve the Company’s net sales and Adjusted EBITDA guidance for 2016, such as due to, among other things, unanticipated circumstances, trends or events affecting the Company's financial performance, including decreased consumer spending in response to weak economic conditions or weakness in the consumption of beauty-related products; lower than expected acceptance of the Company’s new products; adverse changes in foreign currency exchange rates; decreased sales of the Company's products as a result of increased competitive activities by the Company's competitors; and/or decreased performance by third party suppliers. Factors other than those referred to above could also cause Revlon’s or Elizabeth Arden’s results to differ materially from expected results.
Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Revlon’s or Elizabeth Arden’s websites or other websites referenced herein shall not be incorporated by reference into this presentation. With respect to projected full year 2016 Adjusted EBITDA for each of Revlon on a stand-alone basis and the combined company, we are unable to prepare a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort, as, among other things,  certain items that impact these measures, such as adjustments to the provision for income taxes, depreciation of fixed assets, amortization of intangibles, costs related to restructuring actions and interest expense, have not yet occurred, are out of our control and cannot be predicted.

REVLON | Elizabeth Arden NEW YORK

REVLON

prevage

Participants
Scott Beattie
ELIZABETH ARDEN (NASDAQ: RDEN)
Chairman, President and Chief Executive Officer
Rod R. Little
ELIZABETH ARDEN (NASDAQ: RDEN)
Executive Vice President and Chief Financial Officer
Juan Figuereo
REVLON (NYSE: REV)
Executive Vice President and Chief Financial Officer
Fabian Garcia
REVLON (NYSE: REV)
President and Chief Executive Officer

REVLON
REVLON ULTRA HD MATTE LIPCOLOR
REVLON
REVLON ULTRA HD MATTE LIPCOLOR
REVLON
REVLON ULTRA HD
Elizabeth Arden
Elizabeth Arden
Elizabeth Arden

REVLON | Elizabeth Arden NEW YORK

4 4 Fabian Garcia REVLON President and Chief Executive Officer

REVLON | Elizabeth Arden NEW YORK

OVERVIEW

VALUE CREATION

FINANCING

TIMING

Key Transaction Highlights
Elizabeth Arden shareholders to receive $14.00 per share
All-cash transaction
50% premium to Elizabeth Arden closing price on June 16, 2016
Elizabeth Arden enterprise value of approximately $870 million
Combined company expected to generate approximately $3 B in net sales
Assuming full realization of $140 million of expected multi-year synergies,
Adjusted EBITDA
would be approximately $560 million
$2.6 B in financing committed to fund the acquisition and refinance Elizabeth
Arden’s debt and Revlon’s existing term loan and revolving credit facility
Revlon’s senior notes will remain outstanding
Expected pro-forma leverage of 4.2x Net Debt/Adjusted EBITDA at YE2016
Expected to close by end of 2016, subject to regulatory approval and customary closing conditions
Note: See ‘Forward Looking Statements’ and ‘Basis of Presentation’

Combined company will be more competitive:
–
Greater scale
–
Expanded presence in all key beauty categories
–
Diversified across channels and geographies
Stronger positioning in growing fragrances and skin care business lines
Elizabeth Arden prestige distribution and travel retail complements Revlon strength in mass and salons
Highly synergistic transaction leverages Revlon’s manufacturing capabilities, expands distribution and enhances purchasing scale
Timed to take advantage of favorable industry dynamics, Revlon’s strong growth and positive inflection point for Elizabeth Arden
Strategic Rationale

Strong Positioning Across Growing Industry
$84.8
$69.0
$56.6
$45.8
5.3%
5.5%
4.3%
5.2%
2010 –
2015 CAGR
1
2015 Global Consumption ($ billions)
Significant presence in fastest-growing beauty industry categories
Source:
Euromonitor
data.
Represents
retail
value
RSP
(retail
selling
price)
Note: Haircare includes hair color. Facial skincare includes face masks, facial cleaners, facial moisturizers, lip care, anti-agers, toners and acne treatments
(1) CAGR is Compound Annual Growth Rate | Data based on US$ fixed exchange rate

REVLON | Elizabeth Arden NEW YORK

REVLON
Elizabeth Arden
COMBINED

Expanded Category Mix
Revlon strength in color cosmetics and haircare complemented by
Elizabeth Arden expertise in prestige skin care, color cosmetics and fragrances
+
=
Consumer
74%
Professional
24%
Fragrances
60%
EA Brand
40%
Revlon
Consumer
49%
Revlon Pro.
17%
EA Brand
13%
Fragrances
2
21%
Category Net Sales LTM
1
March 2016
Source: Elizabeth Arden and Revlon SEC filings
Note: See “Basis of Presentation”
(1)
“LTM” is last 12 months
(2)
Includes Elizabeth Arden ‘Fragrance’ segment and Revlon ‘Other’
Other
2%

REVLON | Elizabeth Arden NEW YORK

REVLON

ALMAY THE AMERICAN LOOK™

Mitchum

CREME OF NATURE.

SINFULCOLORS

AMERICAN CREW. Official Supplier to Men®

CND™ Hands. Feet. Beauty.

REVLON PROFESSIONAL BRANDS

CUTEX.

Elizabeth Arden NEW YORK

GRAND ENTRANCE

CERAMIDE CAPSUELS
Elizabeth Arden

Elizabeth Arden
ALWAYS
RED

britney spears

JUICY COUTURE

john varvatos

WHITE DIAMONDS ELIZABETH TAYLOR

Curve

WILDFOX

Ed Hardy By Christian Audigier

Giorgio BEVERLY HILLS

Christina Aguilera PERFUMES

9 Iconic Brands Across All Categories

The combined company will have greater channel diversification, strongly positioned in all key beauty channels, including:
Elizabeth Arden’s strong global reach in prestige distribution and travel retail augments Revlon’s existing presence in mass and salons
Everywhere Customers Shop
–
Mass
–
Prestige
–
Travel retail
–
Specialty retailers
–
E-commerce
–
Department stores
–
Salons
–
Spas
–
Others

Broader Global Footprint
Expanded presence across more than 130 countries worldwide positions the combined company to better compete globally
Elizabeth Arden provides a growth platform for Revlon in the Asia Pacific region, including China
Revlon’s and Elizabeth Arden’s global footprints are highly complementary
Combined Company Net Sales LTM March 2016
Source:  Elizabeth Arden and Revlon SEC filings | % of Net Sales LTM March 2016
Note: See “Basis of Presentation”, “LTM” is last 12 months
(1) North America includes U.S. only for Revlon
North
America
1
57%
International
43%

12 12 Scott Beattie ELIZABETH ARDEN Chairman, President and Chief Executive Officer

Stronger Together
Transaction delivers certain value to Elizabeth Arden shareholders
–
50% premium to closing price on June 16, 2016
–
All cash
Combination builds a more diversified company that will be a stronger player in the highly competitive environment for beauty products
Revlon is an excellent cultural fit with Elizabeth Arden, sharing the same consumer-centric mission and dedication to innovation, quality and excellence
Larger scale of combined company will create growth opportunities for
Elizabeth Arden and Revlon employees
Financial strength of the combined company should attract new licenses and opportunities across all categories in the portfolio

Elizabeth Arden
5th
avenue
REVLON

REVLON

Elizabeth Arden
NEW YORK

14 14 Rod R. Little ELIZABETH ARDEN Executive Vice President and Chief Financial Officer

Elizabeth Arden Gaining Momentum
Focus on driving Elizabeth Arden brand
growth through product innovation and
improvements in execution capability
Accelerate growth behind key pillar
fragrances -
including Juicy Couture, Britney
Spears, Elizabeth Taylor, Curve and John
Varvatos
Improve go-to-market capability in key
geographies such as Asia and EMEA
Optimize and rationalize overhead
structure to fuel brand growth and improve
margins
Combination with Revlon will enhance and
accelerate the initiatives underpinning our
turnaround
1.0%
5.1%
(7.6)%
2.7%
(4.6)%
3.8%
FQ2 2016
2
FQ3 2016
2
Elizabeth
Arden
–
Adjusted
Net
Sales
Growth
1
EA Brand
Fragrances
Total
EA Brand
Fragrances
Total
Source: Elizabeth Arden public filings.
(1)  Growth rates represent quarter-over-quarter adjusted net sales growth on constant currency basis
(2)  “FQ” means Fiscal Quarter

MIDNIGHT fantasy
BRITNEY SPEARS™
ALMAY
ALMAY
ALMAY
ALMAY

REVLON | Elizabeth Arden NEW YORK

16 16 Juan Figuereo REVLON Executive Vice President and Chief Financial Officer

$1.4
$1.5
$1.9
$1.9
2012
2013
2014
2015
2016P
Revlon Strong Financial Trajectory
‘12A –
’16P
2
CAGR
4
: 10.1%
$298
$284
$365
$378
2012
2013
2014
2015
2016P
‘12A –
’16P
2
CAGR
4
: 8.3%
Adjusted EBITDA as % of Net Sales
21.3%
19.0%             18.8%             19.7%             20.0%
~ $2.0 -
2.1
~ $400 -
420
Standalone Adjusted EBITDA
1,3
(USD Millions)
Standalone Net Sales
1
(USD Billions)
Meaningful top-line growth while maintaining highly competitive
Adjusted EBITDA margins
(1)
See
“Forward
Looking
Statements”
and
“Basis
of
Presentation”|
Figures
include
the
results
of
The
Colomer
Group
acquisition
from
October
2013
(2)  “A” means actual | “P” means projected
(3)
Adjusted
EBITDA
is
a
non-GAAP
financial
measure;
see
definition
and
reconciliations
to
most
directly
comparable
GAAP
financial
measure
in
the
Appendices
attached.
EBITDA
is
defined
differently
under
RCPC’s
credit
agreement
(4)  CAGR is Compound Annual Growth Rate

Expected Multi-Year Synergies and Cost Reductions: Approximately $140 Million
Cost-of-Goods-Sold and Indirect Spend
–
Procurement: Negotiate better global raw material and component pricing
–
Optimize manufacturing and distribution networks of the combined company
Back Office Overhead
–
Consolidate back office support
–
Integrate management structures
Commercial -
Sales & Marketing
–
Accelerate sharing of best practices across the combined organization
–
The company anticipates that it will achieve additional growth opportunities in both sales channels and geographies
Highly Synergistic

Financing and Process
$2.6 billion in financing commitments received from BofA
Merrill Lynch and Citigroup
Global Markets Inc.
Expected combined company Net Debt/Adjusted EBITDA
1
of 4.2x at year end 2016
The combined company will be well positioned to de-lever based on anticipated strong cash flow
Acquisition expected to close by end of 2016, subject to customary closing conditions
Note: See “Forward Looking Statements” and “Basis of Presentation”
(1)  Assumes full realization of approximately $140 million of expected multi-year synergies and cost reductions

CREW
CLASSIC
STIMULATING CONDITIONER
250 mL/8.45 Fl.Oz.
CREW
CITRUS MINT
CREW
AMERICAN CREW
FORMING CREAM
john varvatos

REVLON | Elizabeth Arden
NEW YORK

20 20 Fabian Garcia REVLON President and Chief Executive Officer

REVLON | Elizabeth Arden NEW YORK

REVLON | Elizabeth Arden NEW YORK

Creates scale and diversification
Expands presence in fragrances and skin care
Provides complementary brand and geographic expansion
Provides channel diversification
Highly synergistic
Leverages Revlon’s manufacturing capabilities and expands distribution scale
Enhanced purchasing scale
Leading Global Beauty Company

Elizabeth Arden
NEW YORK
Ceramide
Lift and Firm
Day Lotion
SPF 30 PA++
Fluide de Jour
Liftant et Raffermissant
IPS 30
REVLON

REVLON® | Elizabeth Arden
NEW YORK

2 Appendix

23

Revlon,
Inc.
(sometimes
referred
to
as
“Revlon”)
is
a
public
holding
company
with
no
business
operations
of
its
own.
Revlon’s
only
material
asset
is
all
of
the
outstanding
capital
stock
of
Revlon
Consumer
Products
Corporation
(“Products
Corporation”
or
“RCPC”
and,
together
with
Revlon,
sometimes
referred
to
as
the
“Company”),
through
which
Revlon
conducts
all
of
its
business
operations.
Revlon's
net
income/(loss)
has
historically
consisted
of
the
net
income/(loss)
of
Products
Corporation
and
includes
certain
expenses
related
to
being
a
public
holding
company.
This
presentation
reflects
Revlon’s
financial
results
unless
otherwise
noted.
The
financial
data
contained
herein
are
both
audited
and
unaudited
and
have
been
prepared
from
Revlon’s
external
reporting
information,
which
is
prepared
in
accordance
with
U.S.
generally
accepted
accounting
principles
(“GAAP”).
The
financial
data
contained
herein
also
includes
Elizabeth
Arden,
Inc.’s
external
reporting
information
prepared
in
accordance
with
GAAP.
This
presentation
includes
references
to
Revlon’s
Adjusted
EBITDA.
Revlon’s
Adjusted
EBITDA
is
a
non-GAAP
financial
measure
that
is
reconciled
to
its
most
directly
comparable
GAAP
measure
in
the
accompanying
financial
tables
in
this
Appendix.
With
respect
to
projected
full
year
2016
Adjusted
EBITDA
for
each
of
Revlon
on
a
stand-alone
basis
and
the
combined
company,
we
are
unable
to
prepare
a
quantitative
reconciliation
to
the
most
directly
comparable
GAAP
measure
without
unreasonable
effort,
as,
among
other
things,
certain
items
that
impact
these
measures,
such
as
adjustments
to
the
provision
for
income
taxes,
depreciation
of
fixed
assets,
amortization
of
intangibles,
costs
related
to
restructuring
actions
and
interest
expense,
have
not
yet
occurred,
are
out
of
our
control
and
cannot
be
predicted.
Revlon’s
Adjusted
EBITDA
is
defined
as
income
from
continuing
operations
before
interest,
taxes,
depreciation,
amortization,
gains/losses
on
foreign
currency
fluctuations,
gains/losses
on
the
early
extinguishment
of
debt
and
miscellaneous
expenses
(the
foregoing
being
the
“EBITDA
Exclusions”).
To
reflect
the
impact
of
non-cash
stock
compensation
expense
and
certain
other
non-operating
items
that
are
not
directly
attributable
to
the
Company's
underlying
operating
performance
(the
“Non-Operating
Items”),
the
Company
presents
Revlon’s
Adjusted
EBITDA
to
exclude
these
Non-Operating
Items
and
to
exclude
the
impact
of
certain
unusual
items
impacting
the
comparability
of
the
Company’s
period-over-period
results
as
seen
through
the
eyes
of
management
(the
“Unusual
Items”).
The
tables
presented
in
the
Appendix
identify
the
Non-Operating
and
Unusual
Items
excluded
in
the
presentation
of
Revlon’s
Adjusted
EBITDA
for
all
periods.
The
Company
excludes
the
EBITDA
Exclusions,
Non-Operating
Items
and
Unusual
Items,
as
applicable,
in
calculating
Revlon’s
Adjusted
EBITDA
because
the
Company's
management
believes
that
some
of
these
items
may
not
occur
in
certain
periods,
the
amounts
recognized
can
vary
significantly
from
period
to
period
and
these
items
do
not
facilitate
an
understanding
of
the
Company's
underlying
operating
performance.
The
Company's
management
utilizes
Adjusted
EBITDA
as
operating
performance
measure
(in
conjunction
with
GAAP
and
other
non-GAAP
measures)
as
an
integral
part
of
its
reporting
and
planning
processes
and
to,
among
other
things
–
(i)
monitor
and
evaluate
the
performance
of
the
Company's
business
operations,
financial
performance
and
overall
liquidity;
(ii)
facilitate
management's
internal
comparisons
of
the
Company's
historical
operating
performance
of
its
business
operations;
(iii)
facilitate
management's
external
comparisons
of
the
results
of
its
overall
business
to
the
historical
operating
performance
of
other
companies
that
may
have
different
capital
structures
and
debt
levels;
(iv)
review
and
assess
the
operating
performance
of
the
Company's
management
team
and,
together
with
other
operational
objectives,
as
a
measure
in
evaluating
employee
compensation
and
bonuses;
(v)
analyze
and
evaluate
financial
and
strategic
planning
decisions
regarding
future
operating
investments;
and
(vi)
plan
for
and
prepare
future
annual
operating
budgets
and
determine
appropriate
levels
of
operating
investments.
Basis of Presentation

24

The
Company's
management
believes
that
Revlon’s
Adjusted
EBITDA
is
useful
to
third
parties
to
provide
them
with
disclosures
of
the
Company's
operating
results
on
the
same
basis
as
that
used
by
the
Company's
management.
Additionally,
the
Company's
management
believes
that
Revlon’s
Adjusted
EBITDA
provides
useful
information
to
third
parties
about
the
performance
of
the
Company's
overall
business
because
such
measures
eliminate
the
effects
of
unusual
or
other
infrequent
charges
that
are
not
directly
attributable
to
the
Company's
underlying
operating
performance.
Additionally,
the
Company's
management
believes
that
providing
this
non-GAAP
measure
enhances
the
comparability
for
investors
in
assessing
the
Company’s
financial
reporting.
Accordingly,
the
Company
believes
that
the
presentation
of
Revlon’s
Adjusted
EBITDA,
when
used
in
conjunction
with
GAAP
financial
measures,
is
a
useful
financial
analysis
measure,
that
is
used
by
the
Company's
management,
as
described
above,
and
therefore
can
assist
third
parties
in
assessing
the
Company's
financial
condition,
operating
performance
and
underlying
strength.
Revlon’s
Adjusted
EBITDA
should
not
be
considered
in
isolation
or
as
a
substitute
for
its
most
directly
comparable
as
reported
measure
prepared
in
accordance
with
GAAP,
such
as
net
income/loss.
Other
companies
may
define
EBITDA
or
Adjusted
EBITDA
differently.
Also,
while
EBITDA
is
defined
differently
than
Revlon’s
Adjusted
EBITDA,
excluding
certain
non-recurring
items,
for
RCPC’s
credit
agreement,
certain
financial
covenants
in
its
borrowing
arrangements
are
tied
to
similar
measures.
This
non-GAAP
financial
measure,
as
well
as
the
other
information
in
this
presentation,
should
be
read
in
conjunction
with
the
Company's
financial
statements
and
related
footnotes
contained
in
the
documents
that
the
Company
files
with
the
U.S.
Securities
and
Exchange
Commission
(the
“SEC”).
Elizabeth
Arden
presents
Adjusted
net
sales
in
its
quarterly
earnings
releases,
which
are
available
on
www.sec.gov.
Adjusted
net
sales
is
a
non-GAAP
financial
measure
and
should
be
read
in
conjunction
with
Elizabeth
Arden’s
financial
statements
and
related
footnotes
filed
with
the
SEC.
Adjusted
net
sales
are
adjusted
for
returns
and
markdowns
under
Elizabeth
Arden’s
2014
Performance
Improvement
Plan.
Net
Debt
is
defined
as
total
amounts
outstanding
under
third
party
long-term
debt
arrangements,
less
cash
and
cash
equivalents.
Throughout
this
presentation,
“A”
indicates
amounts
actually
achieved
for
completed
reporting
periods;
“E”
indicates
amounts
estimated
by
the
Company’s
management;
and
“P”
indicates
amounts
derived
from
the
Company’s
internal
management
forecasts
and
projections.
“E”
and
“P”
are
forward
looking.
Note:
Rounding
may
cause
immaterial
differences.
Basis of Presentation (cont’d)

Revlon, Inc. -
Adjusted EBITDA Reconciliation
Source: SEC filings and Company data.
Note:
See “Basis of Presentation” for more information.
Full Year
(USD millions)
2012
2013
2014
2015
Reconciliation to Net Income:
Net Income
51
$
(6)
$
41
$
56
$
Interest Expense
86
79
84
83
Loss (income) from Discontinued Operations
10
30
(1)
3
Amortization of Debt Issuance Costs
5
5
5
6
Foreign Currency Losses (Gains), Net
3
4
25
16
Loss on Early Extinguishment of Debt
-
30
2
-
Miscellaneous, Net
1
1
1
0
Provision for Income Taxes
44
46
78
51
Depreciation and Amortization
65
77
103
103
EBITDA
-
Revlon,
Inc.
265
$
266
$
338
$
319
$
Non-cash stock compensation expense
0
0
6
5
Restructuring and related charges
24
5
23
12
Acquisition and integration costs
-
25
6
8
Inventory purchase accounting adjustments
-
9
3
1
Pension lump sum settlement accounting
-
-
-
21
Non-cash impairment charge
-
-
-
10
Deferred consideration for CBB Acquisition
-
-
-
3
Insurance gain related to the 2011 fire in Venezuela
-
(26)
-
-
Accrual for Venezuela fire clean-up
-
8
-
-
Shareholder litigation (recoveries) charges
9
(2)
-
-
Venezuela Adjusted EBITDA
-
-
(7)
-
Inventory obsolescence reserve
-
-
(3)
-
298
$
284
$
365
$
378
$
Add back certain non-operating items:
Add back certain unusual items:
Adjusted EBITDA, excluding certain non-operating and unusual items

RCPC -
Revlon, Inc. EBITDA Reconciliation
Source: SEC filings and Company data.
Note:
See “Basis of Presentation” for more information.
Full Year
(USD millions)
2012
2013
2014
2015
EBITDA, RCPC
284
$
274
$
353
$
333
$
Revlon, Inc. General and Administrative Expenses
(11)
(10)
(15)
(14)
Shareholder litigation (recoveries) charges
(9)
2
-
-
EBITDA -
Revlon, Inc.
265
$
266
$
338
$
319
$
Non-cash stock compensation expense
0
0
6
5
Restructuring and related charges
24
5
23
12
Acquisition and integration costs
-
25
6
8
Inventory purchase accounting adjustments
-
9
3
1
Pension lump sum settlement accounting
-
-
-
21
Non-cash impairment charge
-
-
-
10
Deferred consideration for CBB Acquisition
-
-
-
3
Insurance gain related to the 2011 fire in Venezuela
-
(26)
-
-
Accrual for Venezuela fire clean-up
-
8
-
-
Shareholder litigation (recoveries) charges
9
(2)
-
-
Venezuela Adjusted EBITDA
-
-
(7)
-
Inventory obsolescence reserve
-
-
(3)
-
298
$
284
$
365
$
378
$
Add back certain non-operating items:
Add back certain unusual items:
Adjusted EBITDA, excluding certain non-operating and unusual items

27

This
presentation
may
be
deemed
solicitation
material
in
respect
of
the
proposed
acquisition
of
Elizabeth
Arden
by
Revlon.
In
connection
with
the
proposed
transaction,
Elizabeth
Arden
will
file
with
the
SEC
and
furnish
to
Elizabeth
Arden’s
shareholders
a
proxy
statement
and
other
relevant
documents.
BEFORE
MAKING
ANY
VOTING
DECISION,
ELIZABETH
ARDEN’S
SHAREHOLDERS
ARE
URGED
TO
READ
THE
PROXY
STATEMENT
IN
ITS
ENTIRETY
WHEN
IT
BECOMES
AVAILABLE
AND
ANY
OTHER
DOCUMENTS
TO
BE
FILED
WITH
THE
SEC
IN
CONNECTION
WITH
THE
PROPOSED
ACQUISITION
OR
INCORPORATED
BY
REFERENCE
IN
THE
PROXY
STATEMENT
BECAUSE
THEY
WILL
CONTAIN
IMPORTANT
INFORMATION
ABOUT
THE
PROPOSED
ACQUISITION
AND
THE
PARTIES
TO
THE
ACQUISITION.
Elizabeth
Arden’s
shareholders
will
be
able
to
obtain
a
free
copy
of
documents
filed
with
the
SEC
at
the
SEC’s
website
at
http://www.sec.gov.
In
addition,
Elizabeth
Arden’s
shareholders
may
obtain
a
free
copy
of
Elizabeth
Arden’s
filings
with
the
SEC
from
Elizabeth
Arden’s
website
at
http://corporate.elizabetharden.com
or
by
directing
a
request
to:
Elizabeth
Arden,
Inc.,
Secretary,
2400
S.W.
145
Avenue,
Miramar,
Florida
33027.
The
directors,
executive
officers
and
certain
other
members
of
management
and
employees
of
Revlon
and
Elizabeth
Arden
may
be
deemed
“participants”
in
the
solicitation
of
proxies
from
shareholders
of
Elizabeth
Arden
in
favor
of
the
proposed
acquisition.
Information
regarding
the
persons
who
may,
under
the
rules
of
the
SEC,
be
considered
participants
in
the
solicitation
of
the
shareholders
of
Elizabeth
Arden
in
connection
with
the
proposed
acquisition
will
be
set
forth
in
the
proxy
statement
and
the
other
relevant
documents
to
be
filed
with
the
SEC.
You
can
find
information
about
Elizabeth
Arden’s
executive
officers
and
directors
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
June
30,
2015
and
in
its
definitive
proxy
statement
filed
with
the
SEC
on
Schedule
14A.
You
can
find
information
about
Revlon’s
executive
officers
and
directors
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2015
and
in
its
definitive
proxy
statement
filed
with
the
SEC
on
Schedule
14A.
Additional Information & Where to Find It